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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 1996


                                   ARC CAPITAL
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


0-20097                                           33-0256103
(Commission File Number                   (I.R.S. Employer Identification No.)

2067 Commerce Drive
Medford, Oregon                                                 97504
(Address of principal executive offices)                     (Zip Code)

                                                            541-776-7700
                           (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)



                           Total Number of Pages: 75
                         Exhibit Index Appears on Page 6


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Item 2.                    Acquisition or Disposition of Assets.

                           On July 24, 1996, ARC Capital ("ARC") acquired certain assets of Ventek, Inc. ("Ventek") primarily consisting of inventory and fixed assets, subject to certain liabilities, for the following consideration:

                           (a) A 6.75% note for $1,000,000 due three years from the closing date (interest payable quarterly).

                           (b) A 6.75% note for $2,250,000 due three years from the closing date (interest payable quarterly). The note will be convertible, at the option of the noteholder, into ARC stock at $2.25 per share.

                           (c) A $1,125,000 note and stock appreciation rights payable (a) by the issuance of up to an aggregate of 1,800,000 shares of ARC Class A Common Stock ("ARC Stock") or, at ARC's option, in cash three years after the closing date; or
                                 (b) solely in cash in the event ARC Stock is delisted from the NASDAQ Stock Market.

                           (d) Warrant to acquire 1,000,000 shares of ARC Stock at $2.25 per share. 250,000 warrants shall become exercisable at the end of each of the next four fiscal years if predetermined sales and earnings targets are met.

                           The consideration paid was based upon arm's length negotiations between the parties as to the fair market value of the purchased assets.

                           Ventek manufactures and markets computer aided vision defect detection equipment used in the wood veneer industry. ARC intends to conduct Ventek's business in substantially the same manner as currently conducted. Ventek was established in 1991 and has nine employees.

Item 5.                    Other Events.

                           On July 24, 1996, Joseph A. DeRose resigned as a member of ARC's board of directors. Effective with the Ventek acquisition, Rodger A. Van Voorhis became a member of ARC's board of directors.


Item 7.                    Financial Statements and Exhibits

                           (a)   Financial  Statements of Business  Acquired and
                                 (b) Pro Forma Financial Information. It is impracticable to provide the required financial statements for Ventek at this time. ARC intends to file the required financial statements as soon as possible but not later than 60 days after the date this Form 8-K is required to be filed.

                           (c)   Exhibits

                                 10.1 Asset Purchase Agreement dated July 24, 1996, by and among ARC, Ventek and the shareholders of Ventek.

                                 10.2    $1,000,000 Note dated July 24, 1996,
                                         between ARC and Ventek.

                                 10.3    $2,250,000 Convertible Note dated
                                         July 24, 1996, between ARC and Ventek.

                                 10.4    $1,125,000 Note dated July 24, 1996,
                                         between ARC and Ventek.

                                 10.5    Stock Appreciation  Rights Agreement
                                         dated July 24, 1996, between ARC and
                                         Ventek.

                                 10.6 Warrant Agreement dated July 24, 1996, between ARC and Ventek.

                                 10.7 Form of Employment Agreement dated July 24, 1996, between each of the four stockholders of Ventek and ARC.

                                 10.8 Pledge and Security Agreement dated July 24, 1996, by and among ARC, ARC Subsidiary, Inc., Ventek and Solin & Associates P.C.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARC CAPITAL


Date:   July 30, 1996                                 By: /s/ Alan R. Steel
                                                      -----------------
                                                 Vice President of Finance and
                                                    Chief Financial Officer


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                                  Exhibit Index





                  10.1 Asset Purchase Agreement dated July 24, 1996, by and among ARC, Ventek and the shareholders of Ventek.

                  10.2 $1,000,000 Note dated July 24, 1996, between ARC and Ventek.

                  10.3 $2,250,000 Convertible Note dated July 24, 1996, between ARC and Ventek.

                  10.4 $1,125,000 Note dated July 24, 1996, between ARC and Ventek.

                  10.5 Stock Appreciation Rights Agreement dated July 24, 1996, between ARC and Ventek.

                  10.6 Warrant agreement dated July 24, 1996, between ARC and Ventek.

                  10.7 Form of Employment Agreement dated July 24, 1996, between each of the four stockholders of Ventek and ARC.

                  10.8 Pledge and Security Agreement dated July 24, 1996, by and among ARC, ARC Subsidiary, Inc., Ventek and Solin & Associates P.C.


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